UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2011

NCR CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard

Duluth, Georgia 30096

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Plans

Approval of Amendment to the NCR Corporation 2006 Stock Incentive Plan

NCR Corporation (“NCR” or the “Company”) held its Annual Meeting of Stockholders on April 27, 2011 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the NCR Corporation 2006 Stock Incentive Plan, as amended and restated effective as of December 31, 2008 (the “SIP”). The proposed amendment to the SIP (the “2011 SIP Amendment”) had been previously approved and adopted by NCR’s Board of Directors, subject to stockholder approval.

The 2011 SIP Amendment amends the per-individual limitations in the SIP to provide that during any consecutive 12-month period, no participant in the SIP may be granted (i) restricted stock, restricted stock units, performance units, and other stock-based awards subject to the achievement of performance goals covering in excess of 1,000,000 shares of common stock of the Company, or (ii) options and free-standing stock appreciation rights covering in excess of 3,000,000 shares of common stock of the Company. In connection with the 2011 SIP Amendment, the Company’s Board of Directors also amended the SIP to reduce the aggregate number of shares authorized for grants pursuant to awards under the SIP by 830,895 shares such that only 16,600,000 shares, and not 17,430,895 shares, are now authorized for grants pursuant to awards under the SIP.

Additional information regarding the SIP and the 2011 SIP Amendment is summarized under the heading “Directors’ Proposal to Amend Individual Award Limitations Included in the NCR Corporation 2006 Stock Incentive Plan (as amended and restated effective as of December 31, 2008) (Item 6 on Proxy Card)” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 14, 2011 (the “Proxy Statement”), and is incorporated herein by reference. The summary of the SIP set forth in the Proxy Statement and the description of the SIP set forth in this Current Report on Form 8-K are qualified in their entirety by the full text of the SIP, which has been renamed the “NCR Corporation 2011 Amended and Restated Stock Incentive Plan,” and is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Approval of Amendment to the NCR Management Incentive Plan

At the Annual Meeting, the Company’s stockholders approved an amendment to the NCR Management Incentive Plan, effective as of January 1, 2006 (the “MIP”). The proposed amendment to the MIP (the “2011 MIP Amendment”) had been previously approved and adopted by NCR’s Board of Directors, subject to stockholder approval.

The 2011 MIP Amendment amends the MIP to provide that awards payable under the MIP for a performance period are equal to 1.5% of non-pension operating income for the performance period for the Company’s Chief Executive Officer and 0.75% of non-pension operating income for each of the other participants in the MIP.

Additional information regarding the MIP and the 2011 MIP Amendment is summarized under the heading “Directors’ Proposal to Amend the Funding Formula in the NCR Management Incentive Plan, effective January 1, 2006, for the purposes of Section 162(m) of the Code (Item 7 on Proxy Card)” in the Proxy Statement, and is incorporated herein by reference. The summary of the MIP set forth in the Proxy Statement and the description of the MIP set forth in this Current Report on Form 8-K are qualified in their entirety by the full text of the MIP, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Adoption of the NCR Corporation 2011 Economic Profit Plan

At the Annual Meeting, the Company’s stockholders approved the performance goals intended to qualify as performance-based compensation granted under the NCR Corporation 2011 Economic Profit Plan (the “EPP”) for purposes of Section 162(m) of the U.S. Internal Revenue Code, as amended, and the regulations promulgated thereunder. The EPP had been previously approved and adopted by NCR’s Board of Directors, subject to stockholder approval of the performance goals as described above.

The EPP is a long-term incentive plan that provides for employees and officers of NCR or any of its subsidiaries or affiliates who are selected by the Company’s Compensation and Human Resource Committee to be participants in the EPP. The EPP provides an opportunity for participants to earn amounts based on the Company’s attainment of “economic profit” for a calendar-year performance period, which is determined based on the extent to which the Company’s non-pension operating income exceeds the “weighted average cost of capital” multiplied by “controllable capital.”

Additional information regarding the EPP is summarized under the heading “Directors’ Proposal to Adopt the NCR Corporation 2011 Economic Profit Plan for the purposes of Section 162(m) of the Internal Revenue Code (Item 8 on Proxy Card)” in the Proxy Statement and is incorporated herein by reference. The summary of the EPP set forth in the Proxy Statement and the description of the EPP set forth in this Current Report on Form 8-K are qualified in their entirety by the full text of the EPP, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, holders of an aggregate of 160,069,604 shares of NCR common stock at the close of business on February 15, 2011 were entitled to vote, of which 136,022,959 (or 84.97%) of the eligible voting shares were represented in person or by proxy. NCR’s stockholders voted on eight proposals at the Annual Meeting.

The table below sets forth for each matter the number of votes cast for and against, as well as the number of abstentions and broker non-votes. Each proposal is described in detail in the Proxy Statement.

Description of Matter	For	Against	Abstentions	Broker Non-Votes
Elect Richard L. Clemmer as a Class C director to serve a three-year term expiring at the NCR 2014 Annual Meeting of Stockholders	114,820,991	—	3,176,106	18,025,862

Ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2011	134,427,017	1,434,799	161,143	0

Approve, on a non-binding advisory basis, the compensation of named executive officers	95,921,901	19,023,560	3,051,636	18,025,862

Re-approve performance goals included in the NCR Corporation 2006 Stock Incentive Plan for the purposes of Section 162(m) of the Internal Revenue Code	112,124,972	5,679,343	192,782	18,025,862

Approve amendment to individual award limitations included in the NCR Corporation 2006 Stock Incentive Plan	99,738,464	17,031,988	1,226,645	18,025,862

Approve amendment to the funding formula in the NCR Management Incentive Plan for the purposes of Section 162(m) of the Internal Revenue Code	91,424,017	25,326,875	1,246,205	18,025,862

Approve the adoption of the NCR Corporation 2011 Economic Profit Plan for the purposes of Section 162(m) of the Internal Revenue Code	99,307,601	17,454,606	1,234,890	18,025,862

Additionally, the table below sets forth the voting results on the frequency of future non-binding advisory votes on executive compensation.

Description of Matter	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Recommend, on a non-binding advisory basis, the frequency of future non-binding advisory votes on executive compensation	102,953,533	195,409	11,799,097	3,049,058	18,025,862

In light of the voting results of the above matter, which were consistent with the recommendation of the NCR Board of Directors, the Board has determined that it will hold a non-binding advisory vote on executive compensation once each year until the Company holds its next non-binding advisory vote on the frequency of the non-binding advisory vote on executive compensation, which must occur at least every six years.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	NCR Corporation 2011 Amended and Restated Stock Incentive Plan

10.2	Amended and Restated NCR Management Incentive Plan

10.3	NCR Corporation 2011 Economic Profit Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: April 29, 2011	By:	/s/ Jennifer M. Daniels
Jennifer M. Daniels
Senior Vice President, General Counsel and Corporate Secretary